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                                                                      ITEM 10.16

                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

         Amendment to Registration Rights Agreement (the "Amendment"), dated as of February 1, 2000, among General Growth Properties, Inc., a Delaware corporation (the "REIT"), General Growth Companies, Inc., a Delaware corporation (the "New Investor") and the other parties whose names are set forth under the caption "Existing Investors" on the signature pages hereto.

                                R E C I T A L S:

         WHEREAS, the REIT and the Existing Investors and/or their predecessors in interest have entered into that certain Registration Rights Agreement dated as of April 15, 1993 (the "Agreement") pursuant to which the Existing Investors have certain registration rights;

         WHEREAS, concurrently herewith, the Partnership is issuing to the New Investor common units of limited partnership in the Partnership (the "New Units"); and

         WHEREAS, the parties desire to amend the Agreement to reflect that the New Limited Partner is entitled to the rights of an "Investor" under the Agreement as set forth herein.

         NOW, THEREFORE, the parties do hereby agree as follows:

         1. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

         2. Section 1.2 of the Agreement is hereby deleted and the following is hereby inserted in lieu thereof:

         "1.2     `Eligible Securities' means all or any portion of the Investor
         Shares and any shares of Common Stock acquired by Investors upon conversion or exchange of the LP Interests."

         3. Notwithstanding anything to the contrary contained in the Agreement, the parties hereby agree that the New Investor is deemed to be an "Investor" for purposes of the Agreement and, as such, is entitled to all of the rights of an Investor thereunder and is subject to all of the limitations thereon and that the New Units are deemed to be "LP Interests" for purposes of the Agreement. The New Investor hereby agrees to be bound by the terms of the Agreement, as amended hereby.

         4. Except as set forth herein, the terms of the Agreement shall remain in full force and effect for the benefit of the Existing Investors and the New Investor.

         5. This Amendment may be executed in counterparts, each of which shall be deemed an original and all which together shall constitute the same document.

         6. This Amendment, to the extent executed by any person or entity in his or its capacity as trustee of a trust, is executed by such person or entity solely as such trustee and not in an individual capacity. The execution by such person or entity of this Amendment in his or its

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capacity as trustee shall not create any liability on, or require the performance of any covenant by, any such trustee individually nor subject the individual property of any trustee to any liability.

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth above.

                          REIT:

                          GENERAL GROWTH PROPERTIES, INC., a
                          Delaware corporation

                          By: /s/ Jon Batesole
                              -------------------------------
                              Name:  Jon Batesole
                              Title: Senior Vice President

                          EXISTING INVESTOR:

                          MB CAPITAL PARTNERS III, a South
                          Dakota general partnership

                          By:   MBA Trust, a partner

                                By:   General Trust Company,
                                      not individually but solely as trustee

                                      By:   /s/ Michael Greaves
                                            ----------------------------------
                                            Name:  Michael Greaves
                                            Title:  Vice President

                          NEW INVESTOR:

                          GENERAL GROWTH COMPANIES, INC., a
                          Delaware corporation

                          By: /s/ John Bucksbaum
                              ------------------------------------------
                               Name:  John Bucksbaum
                               Title: Vice President

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